                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Warren E. Buffett, Director of USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ Warren E. Buffett
                                           ----------------------------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Edwin I. Colodny, Director of
USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ Edwin I. Colodny
                                           ----------------------------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Mathias J. DeVito, Director of USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ Mathias J. DeVito
                                           ----------------------------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, George J. W. Goodman, Director of USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ George J.W. Goodman
                                           ----------------------------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Edward A. Horrigan, Jr., Director of USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ Edward A. Horrigan, Jr.
                                           ----------------------------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert LeBuhn, Director of
USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ Robert LeBuhn
                                           ----------------------------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Sir Colin Marshall, Director of USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ Sir Colin Marshall
                                           ----------------------------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Roger P. Maynard, Director of
USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ Roger P. Maynard
                                           ----------------------------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, John G. Medlin, Jr., Director of USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ John G. Medlin, Jr.
                                           ----------------------------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Hanne M. Merriman, Director of USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ Hanne M. Merriman
                                           ----------------------------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Charles Z. Munger, Director of USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ Charles T. Munger
                                           ----------------------------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Richard P. Simmons, Director of USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ Richard P. Simmons
                                           ----------------------------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Raymond W. Smith, Director of
USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ Raymond W. Smith
                                           ----------------------------------

                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Derek M. Stevens, Director of
USAir Group, Inc. (the "Company"), do hereby constitute and appoint SETH E. SCHOFIELD, JAMES T. LLOYD and FRANK L. SALIZZONI, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-8 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be or have been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the proposed registration, offer and sale or issuance of Common Stock, par value $1 per share, of the Company in connection with the USAir, Inc. 401(k) Savings Plan, USAir, Inc. Employees Savings Plan and Supplemental Retirement Plan of Piedmont Aviation, Inc.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 26th day of January, 1994.

                                              /s/ Derek M. Stevens
                                           ----------------------------------